EXHIBIT 32

STATEMENT PURSUANT TO

18 U.S.C. SECTION 1350

AS REQUIRED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Deere & Company (the “Company”) on Form 10-Q for the period ending April 28, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 30, 2019	/s/ Samuel R. Allen	Chairman and Chief Executive Officer
	Samuel R. Allen	(Principal Executive Officer)

May 30, 2019	/s/ Ryan D. Campbell	Senior Vice President and Chief Financial Officer
	Ryan D. Campbell	(Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Deere & Company and will be retained by Deere & Company and furnished to the Securities and Exchange Commission or its staff upon request.